UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 8, 2004

JPMORGAN CHASE & CO.
(Exact name of registrant as specified in its charter)

DELAWARE	1-5805	13-2624428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Park Avenue,
New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

            The following Exhibit is incorporated by reference into the Registration Statement on Form S-3 (333-52826) of JPMorgan Chase & Co. (the “Registrant”) as exhibit thereto and is filed as part of this Current Report.

8	Tax Opinion of Davis Polk & Wardwell

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO.
(Registrant)

By:	/s/ Anthony Horan

	Name:	Anthony Horan
	Title:	Corporate Secretary

Dated: September 8, 2004

EXHIBIT INDEX

Exhibit Number	Description

8	Tax Opinion of Davis Polk & Wardwell